Exhibit 99.3

PDL BioPharma, Inc.

Q2-2013

August 8, 2013

Following are some of the key points regarding PDL’s second quarter 2013 financial and business results.

Net Income

●

Net income for the second quarter of 2013 was $93.7 million, or $0.62 per diluted share, as compared with net income of $73.5 million, or $0.52 per diluted share, in the same quarter of 2012. The increase in net income in the second quarter is primarily due to the 14 percent increase in royalty revenues and the release of a tax liability of $5.7 million, which reduced the effective tax rate for the quarter.

2013 Dividends

●

On June 12, 2013, PDL paid its second quarterly dividend in 2013 to stockholders of record, totaling $21 million and using earnings generated in the second quarter of 2013. The Board of Directors previously declared two remaining dividends for 2013, each of $0.15 per share of common stock, payable on September 12 and December 12 of 2013 to all stockholders who own shares of PDL on September 5 and December 5 of 2013, the record dates for each of the dividend payments, respectively.

Updates on Approved Royalty Bearing Products

Avastin® (bevacizumab):

●	On July 25, 2013, Genentech/Roche reported that 1H13 worldwide sales increased by 12%.

o	There was significant increase in US sales in colorectal cancer due to label expansion through multiple lines of therapy.

o	Strong sales in EU were driven by ovarian and colorectal cancers, with the latter due to the label expansion through multiple lines of therapy.

o	In Japan, sales increase was driven by steady growth in non-small cell lung cancer.

●	Also on July 25, 2013, Genentech/Roche stated that it intends to file for approval for treatment of cervical cancer in US and EU in 2014.

●	On December 12, 2012, and January 24, 2013, Genentech/Roche announced EU and US approval, respectively, for second-line metastatic colorectal cancer.

Herceptin® (trastuzumab):

●	On July 25, 2013, Genentech/Roche reported that 1H13 worldwide sales increased by 5%.

●	On June 28, 2013, Genentech/Roche said EMA’s CHMP issued a positive opinion recommending approval of a subcutaneous formulation of Herceptin to treat HER2-positive breast cancer.

o	Subcutaneous administration takes 2-5 minutes instead of 30-90 minutes with the approved IV administration.

Lucentis® (ranibizumab):

●	On July 25, 2013, Genentech/Roche reported that 1H13 US sales increased by 9%.

o	Less frequent than monthly dosing regimen is stabilizing market share in AMD.

o	RVO market share is stable and DME increased market share contributing to majority of Lucentis growth.

●	On July 17, 2013, Novartis reported that 2Q13 ex-US sales decreased by 3%.

o	Double digit volume growth offset by one-time price reductions required to secure reimbursement for new indications.

o	Eylea launched in key EU countries.

●	On July 5, 2013, Novartis announced that EU had expanded the label to include treatment for visual impairment due to choroidal neovascularization.

o	Lucentis is first therapy to be approved for this indication in EU.

Xolair® (omalizumab)

●	On July 25, 2013, Genentech/Roche reported that 1H13 US sales increased by 11%.

●	On July 17, 2013, Novartis reported that 2Q13 ex-US sales increased by 20%.

●

On June 26, 2013, Novartis announced that the second Phase 3 trial in 335 patients ages 12-75 with moderate to severe refractory chronic idiopathic urticaria (CIU) treated with 300 mg subcutaneous Xolair given every 4 weeks for 24 weeks as an add-on to antihistamine therapy met the primary efficacy endpoint with a similar incidence and severity of adverse events between treated and placebo patients.

o

In February 2013, Novartis reported data from the first Phase 3 in 323 patients ages 12-75 with moderate to severe refractory CIU showing that 150 and 300 mg doses of Xolair as an add-on to antihistamine therapy each met the primary efficacy endpoint.

●	On July 17, 2013, Novartis disclosed that it had filed for EU approval for CIU.

o	Genentech/Roche is expected to file for approval of this indication in 2H13.

PDL BioPharma, Inc.

Q2-2013

August 8, 2013

Actemra® (tocilizumab):

●	On July 25, 2013, Genentech/Roche reported that 1H13 worldwide sales increased by 33%.
o	Sales growth was driven by monotherapy use with US being the biggest contributor to growth.

●	On April 30, 2013, Genentech/Roche announced that FDA had approved its use for the treatment of a rare, debilitating condition in children known as polyarticular juvenile idiopathic arthritis.

Perjeta™ (pertuzumab):

●	On July 25, 2013, Genentech/Roche reported 1H13 sales of CHF 108 million.
●	Genentech/Roche announced EMA approval in March 2013.
●	On July 1, 2013, Genentech/Roche announced that it had been granted priority review by FDA for use in neo-adjuvant setting for HER2+ breast cancer with PDUFA date of October 31, 2013.

Kadcyla™ (TDM-1 or ado-trastuzumab emtansine):

●	On July 25, 2013, Genentech/Roche reported 1H13 sales of CHF 83 million.
●

[Not Q2 but may be relevant to understand first bullet] On February 22, 2013, Genentech/Roche announced that FDA approval for second line treatment of HER2+ metastatic breast cancer and first line treatment for patients who relapse within 6 months following adjuvant therapy.

●

Also on July 25, 2013, Genentech/Roche announced that a Phase 3 trial comparing Kadcyla to the physician's choice of treatment in patients with HER2-positive breast cancer who have already been treated with a HER2-targeted therapy, met its co-primary endpoint of progression free survival. The other endpoint is overall survival, but these data are not yet mature.

Updates on Select Development Stage Potential Royalty Bearing Products

Obinutuzumab:

●	On May 15, 2013, Genentech/Roche announced Phase 3 data from the CLL11 study to be presented at ASCO for the treatment of chronic lymphocytic leukemia (CLL).
o	Announced marketing applications had been submitted to regulatory authorities including the European Medicines Association (EMA) and the FDA.
o	Also announced, FDA designated it as a breakthrough therapy for CLL.
o

Previously, Genentech/Roche announced that results from Stage 1 of a Phase 3 trial showed CLL patients treated with obinutuzumab + chlorambucil had a progression free survival (PFS) of 23 months compared to 10.9 months for patients treated with chlorambucil only.

●	On July 2, 2013, Genentech/Roche announced that FDA accepted their Biologics License Application (BLA) and it had been granted priority review by FDA with a PDUFA date of December 20, 2013.
●

On July 23, 2013, Genentech/Roche announced that results from planned interim analysis of Stage 2 of same Phase 3 trial showed CLL patients treated with obinutuzumab + chlorambucil lived significantly longer without disease worsening (PFS) than patients receiving Rituxan + chlorambucil.

o

While the differences in PFS will not be disclosed until ASH in early December 2013, Genentech/Roche stated that the endpoint was achieved sooner than the target date of 2014 because of the magnitude of the difference between the two arms in Stage 2.

Solanezumab:

●	On July 12, 2013, Lilly announced details regarding its new Phase 3 trial.
o	2,100 patients with mild Alzheimer’s Disease with amyloid pathology confirmed by either PET or cerebrospinal fluid instead of 1,322 mild Alzheimer’s Disease patients in previous Phase 3s.
o	Co-primary endpoints of ADAS-Cog14 (cognition) and ADCS-iADL (function) instead of ADAS-Cog11 and ADCS-ADL used in previous Phase 3s.
o	22 months for patient enrollment beginning in September 2013 plus 18 month for patient follow up equals 40 months, or late 2016, to data.
●

If solanezumab were to receive marketing authorization, PDL would receive a patent royalty of 3% through the expiration of Queen et al. patents in addition to a 12.5 year know-how royalty of 2% from date of first sale.

PDL BioPharma, Inc.

Q2-2013

August 8, 2013

Forward-looking Statements

This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company's royalty assets, restrict or impede the ability of the Company to invest in new income generating assets and limit the Company's ability to pay dividends are disclosed in the risk factors contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

 PDL BioPharma, Inc.

Q2-2013

August 8, 2013

Royalty Revenue by Product ($ in 000's) *

Avastin	Q1	Q2	Q3	Q4	Total
2013	33,234	46,720	-	-	79,953
2012	23,215	41,670	25,955	30,041	120,882
2011	22,283	41,967	23,870	22,886	111,006
2010	16,870	44,765	29,989	24,922	116,547
2009	13,605	35,161	21,060	15,141	84,966
2008	9,957	30,480	19,574	12,394	72,405
2007	8,990	21,842	17,478	9,549	57,859
2006	10,438	15,572	15,405	12,536	53,952

Herceptin	Q1	Q2	Q3	Q4	Total
2013	30,287	47,353	-	-	77,640
2012	25,702	44,628	30,433	28,307	129,070
2011	25,089	42,209	31,933	21,812	121,042
2010	23,402	38,555	27,952	25,441	115,350
2009	16,003	32,331	26,830	18,615	93,779
2008	14,092	34,383	28,122	20,282	96,880
2007	19,035	28,188	22,582	14,802	84,608
2006	15,142	19,716	21,557	20,354	76,769

Lucentis	Q1	Q2	Q3	Q4	Total
2013	12,032	30,066	-	-	42,097
2012	10,791	27,938	12,552	11,097	62,377
2011	8,878	24,313	12,157	10,750	56,099
2010	7,220	19,091	10,841	8,047	45,198
2009	4,621	12,863	8,123	6,152	31,759
2008	3,636	11,060	7,631	4,549	26,876
2007	2,931	6,543	6,579	3,517	19,570
2006	-	-	289	3,335	3,624

Xolair	Q1	Q2	Q3	Q4	Total
2013	5,930	10,025	-	-	15,955
2012	5,447	8,609	6,504	6,145	26,705
2011	4,590	7,621	5,916	5,823	23,949
2010	3,723	6,386	4,980	4,652	19,741
2009	2,665	5,082	4,085	3,722	15,553
2008	1,488	4,866	3,569	2,927	12,850
2007	1,684	3,942	3,332	2,184	11,142
2006	2,263	2,969	3,041	2,495	10,768

Perjeta	Q1	Q2	Q3	Q4	Total
2013	340	1,414	-	-	1,754
2012	-	-	58	250	308
2011	-	-	-	-	-
2010	-	-	-	-	-
2009	-	-	-	-	-
2008	-	-	-	-	-
2007	-	-	-	-	-
2006	-	-	-	-	-

Kadcyla	Q1	Q2	Q3	Q4	Total
2013	-	551	-	-	551
2012	-	-	-	-	-
2011	-	-	-	-	-
2010	-	-	-	-	-
2009	-	-	-	-	-
2008	-	-	-	-	-
2007	-	-	-	-	-
2006	-	-	-	-	-

Tysabri	Q1	Q2	Q3	Q4	Total
2013	12,965	13,616	-	-	26,581
2012	11,233	12,202	11,749	12,255	47,439
2011	9,891	10,796	11,588	11,450	43,725
2010	8,791	8,788	8,735	9,440	35,754
2009	6,656	7,050	7,642	8,564	29,912
2008	3,883	5,042	5,949	6,992	21,866
2007	839	1,611	2,084	2,836	7,370
2006	-	-	-	237	237

Actemra	Q1	Q2	Q3	Q4	Total
2013	2,631	2,816	-	-	5,447
2012	1,705	2,074	2,145	2,462	8,385
2011	913	1,136	1,401	1,460	4,910
2010	1,587	237	315	688	2,827
2009	585	537	909	1,197	3,228
2008	44	-	146	369	559
2007	32	-	-	17	49
2006	-	-	-	-	-

* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.

Q2-2013

August 8, 2013

Reported Net Sales Revenue by Product ($ in 000's) *

Avastin	Q1	Q2	Q3	Q4	Total
2013	1,653,108	1,694,678	-	-	3,347,786
2012	1,502,757	1,573,727	1,551,327	1,662,977	6,290,788
2011	1,597,461	1,582,705	1,581,095	1,469,994	6,231,255
2010	1,506,788	1,596,892	1,594,707	1,646,218	6,344,605
2009	1,345,487	1,295,536	1,439,730	1,514,053	5,594,806
2008	980,715	1,084,930	1,180,427	1,239,382	4,485,454
2007	678,068	746,587	797,013	875,084	3,096,752
2006	439,318	516,052	570,551	592,897	2,118,817

Herceptin	Q1	Q2	Q3	Q4	Total
2013	1,681,574	1,744,145	-	-	3,425,718
2012	1,515,255	1,625,313	1,663,695	1,650,495	6,454,759
2011	1,391,568	1,559,975	1,642,898	1,432,771	6,027,211
2010	1,270,846	1,349,512	1,300,934	1,409,310	5,330,602
2009	1,210,268	1,133,993	1,226,435	1,278,626	4,849,323
2008	1,105,426	1,195,215	1,211,982	1,186,806	4,699,428
2007	891,761	949,556	979,602	1,015,033	3,835,952
2006	529,585	659,719	761,099	803,576	2,753,979

Lucentis	Q1	Q2	Q3	Q4	Total
2013	1,203,179	1,171,423	-	-	2,374,602
2012	1,079,092	1,086,543	1,097,541	1,109,695	4,372,871
2011	887,757	943,418	1,052,809	1,075,015	3,958,999
2010	721,967	698,890	745,376	804,684	2,970,917
2009	462,103	469,736	555,296	615,212	2,102,347
2008	363,615	393,682	460,167	454,922	1,672,386
2007	224,820	219,579	299,995	322,300	1,066,695
2006	-	-	10,689	157,742	168,431

Xolair	Q1	Q2	Q3	Q4	Total
2013	341,309	365,778	-	-	707,088
2012	310,234	314,638	347,796	340,431	1,313,100
2011	267,754	277,642	310,874	314,911	1,171,182
2010	228,859	225,878	251,055	263,389	969,179
2009	184,669	181,086	211,006	219,693	796,454
2008	137,875	169,521	177,179	183,753	668,329
2007	129,172	130,700	144,250	147,754	551,876
2006	95,241	99,354	112,608	118,002	425,204

Perjeta	Q1	Q2	Q3	Q4	Total
2013	34,008	55,076	-	-	89,084
2012	-	-	5,080	25,000	30,079
2011	-	-	-	-	-
2010	-	-	-	-	-
2009	-	-	-	-	-
2008	-	-	-	-	-
2007	-	-	-	-	-
2006	-	-	-	-	-

Kadcyla	Q1	Q2	Q3	Q4	Total
2013	-	21,459	-	-	21,459
2012	-	-	-	-	-
2011	-	-	-	-	-
2010	-	-	-	-	-
2009	-	-	-	-	-
2008	-	-	-	-	-
2007	-	-	-	-	-
2006	-	-	-	-	-

Tysabri	Q1	Q2	Q3	Q4	Total
2013	434,677	451,358	-	-	886,035
2012	374,430	401,743	391,623	408,711	1,576,508
2011	329,696	356,876	388,758	381,618	1,456,948
2010	293,047	287,925	293,664	316,657	1,191,292
2009	221,854	229,993	257,240	285,481	994,569
2008	129,430	163,076	200,783	233,070	726,359
2007	30,468	48,715	71,972	94,521	245,675
2006	-	-	-	7,890	7,890

Actemra	Q1	Q2	Q3	Q4	Total
2013	87,703	91,374	-	-	179,077
2012	56,662	66,624	71,505	82,053	276,843
2011	30,433	35,370	46,709	48,671	161,183
2010	52,908	5,405	10,493	22,919	91,725
2009	19,504	17,920	30,313	39,888	107,625
2008	1,452	1,377	5,981	12,305	21,115
2007	-	-	-	1,137	1,137
2006	-	-	-	-	-

* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.

Q2-2013

August 8, 2013

Manufacturing Location & Sales - Genentech / Roche & Novartis ($ in 000's) *

Avastin Sales	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2
US Made & Sold	652,824	724,483	679,914	710,501	664,109	750,491
US Made & ex-US Sold	448,037	532,979	428,976	281,905	161,369	165,651
ex-US Made & Sold	401,896	316,265	442,437	670,572	827,629	778,536
Total	1,502,757	1,573,727	1,551,327	1,662,977	1,653,108	1,694,678
US Made & Sold	43%	46%	44%	43%	40%	44%
US Made & ex-US Sold	30%	34%	28%	17%	10%	10%
ex-US Made & Sold	27%	20%	29%	40%	50%	46%

Herceptin Sales	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2
US Made & Sold	456,920	497,109	503,612	515,790	514,113	583,677
US Made & ex-US Sold	523,353	466,477	545,625	552,127	486,400	563,243
ex-US Made & Sold	534,982	661,727	614,459	582,578	681,060	597,225
Total	1,515,255	1,625,313	1,663,695	1,650,495	1,681,574	1,744,145
US Made & Sold	30%	31%	30%	31%	31%	33%
US Made & ex-US Sold	35%	29%	33%	33%	29%	32%
ex-US Made & Sold	35%	41%	37%	35%	41%	34%

Lucentis Sales	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2
US Made & Sold	433,428	412,131	385,746	381,592	392,207	419,030
US Made & ex-US Sold	645,665	674,411	711,795	728,103	810,972	752,393
ex-US Made & Sold	-	-	-	-	-	-
Total	1,079,092	1,086,543	1,097,541	1,109,695	1,203,179	1,171,423
US Made & Sold	40%	38%	35%	34%	33%	36%
US Made & ex-US Sold	60%	62%	65%	66%	67%	64%
ex-US Made & Sold	0%	0%	0%	0%	0%	0%

Xolair Sales	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2
US Made & Sold	185,505	193,600	211,702	210,892	207,976	218,860
US Made & ex-US Sold	-	-	-	-	-	-
ex-US Made & Sold	124,729	121,039	136,094	129,540	133,333	146,918
Total	310,234	314,638	347,796	340,431	341,309	365,778
US Made & Sold	60%	62%	61%	62%	61%	60%
US Made & ex-US Sold	0%	0%	0%	0%	0%	0%
ex-US Made & Sold	40%	38%	39%	38%	39%	40%

Perjeta Sales	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2
US Made & Sold	-	-	5,080	24,571	32,377	48,979
US Made & ex-US Sold	-	-	-	428	1,632	6,096
ex-US Made & Sold	-	-	-	-	-	-
Total	-	-	5,080	25,000	34,008	55,076
US Made & Sold	0%	0%	100%	98%	95%	89%
US Made & ex-US Sold	0%	0%	0%	2%	5%	11%
ex-US Made & Sold	0%	0%	0%	0%	0%	0%

Kadcyla Sales	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2
US Made & Sold	-	-	-	-	-	21,459
US Made & ex-US Sold	-	-	-	-	-	-
ex-US Made & Sold	-	-	-	-	-	-
Total	-	-	-	-	-	21,459
US Made & Sold	0%	0%	0%	0%	0%	100%
US Made & ex-US Sold	0%	0%	0%	0%	0%	0%
ex-US Made & Sold	0%	0%	0%	0%	0%	0%

Total Sales	2012 - Q1	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2
US Made & Sold	1,728,678	1,827,323	1,786,053	1,843,345	1,810,783	2,042,496
US Made & ex-US Sold	1,617,054	1,673,867	1,686,395	1,562,564	1,460,373	1,487,383
ex-US Made & Sold	1,061,607	1,099,031	1,192,990	1,382,690	1,642,023	1,522,679
Total	4,407,339	4,600,221	4,665,438	4,788,598	4,913,178	5,052,559
US Made & Sold	39%	40%	38%	38%	37%	40%
US Made & ex-US Sold	37%	36%	36%	33%	30%	29%
ex-US Made & Sold	24%	24%	26%	29%	33%	30%

* As reported to PDL by its licensees
Totals may not sum due to rounding